Exhibit 10.32

AGREEMENT
This Agreement (the "Agreement") is made this 29th day of July, 2011 by and between US REAL ESTATE LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord") and THE UNIVERSITY OF PHOENIX, INC., an Arizona corporation ("Tenant").
RECITALS
A.Landlord and Tenant entered into that certain Fountainhead Office Park Lease dated June 29, 2009, as amended by that certain First Amendment to Lease dated August 11, 2009, that certain Second Amendment to Lease dated November 2, 2009, that certain Third Amendment to Lease dated February 19, 2010, and that certain Fourth Amendment to Lease dated March 11, 2011 (as so amended, the "Lease") pursuant to which Tenant leased from Landlord approximately 439,070 rentable square feet (the "Premises") located at 1625 Fountainhead Parkway and 1601 Fountainhead Parkway, Tempe, Arizona 85282 (the "Buildings"). Capitalized terms used but not otherwise defined herein shall have the meaning for such term as is set forth in the Lease.
B.Landlord and SUNDT CONSTRUCTION, INC., an Arizona corporation ("General Contractor") are parties to a construction contract dated April 7, 2010 with respect to construction of the Buildings and certain tenant improvements all as more particularly described therein (as amended, the "Construction Contract").
C.Whereas certain tenant improvement materials, as more particularly inventoried on Exhibit A hereto (the "Materials"), have been procured by General Contractor in connection with, and pursuant to the Construction Contract but have not, at the direction of Tenant, been incorporated into the Tenant Improvements as of the date hereof. In lieu of incorporating the Materials into Tenant improvements which have been delayed at the request and direction of Tenant, Tenant has opted to store the materials within a limited access storage area in one of the Buildings pending later usage in the build out of the Premises.
AGREEMENT
1.Materials. Tenant acknowledges that all items provided on the inventory list attached as Exhibit A, have been delivered to the limited access storage area within the Premises located on the 9th Floor of the Building designated 1625 Fountainhead Parkway. The Materials are currently intended by Tenant for incorporation into the currently unimproved floors of the Premises.
2.No Offset or Credit in Event of Loss or Failure to Utilize. Tenant acknowledges (i) that the Materials have been procured in connection with the build-out of Tenant improvements under the Construction Contract, the Work Letter, and the Lease and (ii) that the costs of the Materials are to be included in the TI Costs, irrespective of whether the Materials are used in ultimate build out of the Premises. Accordingly, Tenant is not

13381334.4

entitled to receive any offset or credit under the Construction Contract, Work Letter, or Lease with respect to the Materials.
3.Risk of Loss. Except to the extent of the gross negligence or willful misconduct of Landlord or General Contractor or any of their respective representatives, agents, employees, contractors, subcontractors, guests, licenses or invitees ("Related Parties"), beginning effective September 1, 2011 the risk of loss or damage to (i) the Materials, and to (ii)third parties relating to the storage of the Materials shall be borne by Tenant.
4.Indemnity. Except to the extent of the gross negligence or willful misconduct of Landlord or General Contractor or any of their Related Parties, Tenant agrees to indemnify and hold Landlord and General Contractor harmless from and against each and every claim, loss, cost, damage and expense, including reasonable attorneys' fees, arising out of or in connection with any accident, claim, injury, or damage related to storage of the Materials within the Premises occurring on or after September l, 2011.
5.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.Fees and Costs. If any suit, action, arbitration or other proceeding, including, without limitation, an appellate proceeding, is instituted in connection with any controversy, dispute, default or breach arising out of this Agreement, the prevailing or non-defaulting party shall be entitled to recover from the losing or defaulting party all reasonable fees, costs and expenses (including the reasonable fees and expenses of attorneys, paralegals and witnesses) incurred in connection with the prosecution or defense of such proceeding, whether or not the proceeding is prosecuted to a final judgment or determination; provided, however, if there is no clear prevailing party, such fees, costs and expenses shall be borne as determined by the applicable fact finder.
7.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
8.Choice of Law. This Agreement shall be construed in accordance with the laws of the State of Arizona.

13381334.4

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

US REAL ESTATE LIMITED,
PARTNERSHIP, a Texas limited
partnership
By: /s/ James K. Hardin.
Name: James K. Hardin
Title: Assistant General Counsel,
USAA Real Estate Company, a Delaware corporation
its general partner

TENANT:
THE UNIVERSITY OF PHOENIX, INC.,
an Arizona corporation

By: /s/ Colette Temmink
Name: Colette Temmink
Title: VP, Real Estate & Facilities

13381334.4

EXHIBIT "A"

MATERIALS

[SEE ATTACHED]

13381334.4

9th Floor Owner's Stock

SUNDT

7/8/2011

Barrett Homes (Acoustical ceiling grid and tile)
Wall Mold – 5 boxes

Beach Products (Marker Boards)
2 – Marker Boards

Hufcor (Operable Partitions)
1 Unispan for Operable Partition

IES
VDS Room Racks

Commercial Door (Drs/frames/hdw)

7th floor Frame, Door & Hardware for Door 701
7th floor Frame, Door & Hardware for Door 702
7th floor Frame, Door & Hardware for Door 703
7th floor Frame, Door & Hardware for Door 705 A&B
7th floor Frame, Door & Hardware for Door 706
7th floor Frame, Door & Hardware for Door 707
7th floor Frame, Door & Hardware for Door 708
7th floor Frame, Door & Hardware for Door 709
7th floor Frame, Door & Hardware for Door 710 A&B
7th floor Frame, Door & Hardware for Door 712
7th floor Frame, Door & Hardware for Door 713
7th floor Frame, Door & Hardware for Door 714
7th floor Frame, Door & Hardware for Door 715
7th floor Frame, Door & Hardware for Door 716
7th floor Frame, Door & Hardware for Door 717
7th floor Frame, Door & Hardware for Door 718
7th floor Frame, Door & Hardware for Door 719
7th floor Frame, Door & Hardware for Door 720
7th floor Frame, Door & Hardware for Door 721
7th floor Frame, Door & Hardware for Door 722
7th floor Frame, Door & Hardware for Door 723
7th floor Frame, Door & Hardware for Door 724
7th floor Frame, Door & Hardware for Door 726
7th floor Frame, Door & Hardware for Door 727
7th floor Frame, Door & Hardware for Door 728
7th floor Frame, Door & Hardware for Door 729
7th floor Frame, Door & Hardware for Door 730
7th floor Frame, Door & Hardware for Door 731
7th floor Frame, Door & Hardware for Door 732
7th floor Frame, Door & Hardware for Door 733
7th floor Frame, Door & Hardware for Door 734
7th floor Frame, Door & Hardware for Door 750
8th Floor Frame, Door & Hardware for Door 801
8th Floor Frame, Door & Hardware for Door 802
8th Floor Frame, Door & Hardware for Door 803
8th Floor Frame, Door & Hardware for Door 804
8th Floor Frame, Door & Hardware for Door 805 A&B

13381334.4

8th Floor Frame, Door & Hardware for Door 806
8th Floor Frame, Door & Hardware for Door 807
8th Floor Frame, Door & Hardware for Door 808
8th Floor Frame, Door & Hardware for Door 809
8th Floor Frame, Door & Hardware for Door 810
8th Floor Frame, Door & Hardware for Door 811 A&B
8th Floor Frame, Door & Hardware for Door 813
8th Floor Frame, Door & Hardware for Door 814
8th Floor Frame, Door & Hardware for Door 815
8th Floor Frame, Door & Hardware for Door 816
8th Floor Frame, Door & Hardware for Door 817
8th Floor Frame, Door & Hardware for Door 818
8th Floor Frame, Door & Hardware for Door 819
8th Floor Frame, Door & Hardware for Door 820
8th Floor Frame, Door & Hardware for Door 821
8th Floor Frame, Door & Hardware for Door 822
8th Floor Frame, Door & Hardware for Door 823
8th Floor Frame, Door & Hardware for Door 824
8th Floor Frame, Door & Hardware for Door 826
8th Floor Frame, Door & Hardware for Door 851
8th Floor Frame, Door & Hardware for Door 827
8th Floor Frame, Door & Hardware for Door 828
8th Floor Frame, Door & Hardware for Door 829
8th Floor Frame, Door & Hardware for Door 830
8th Floor Frame, Door & Hardware for Door 833
8th Floor Frame, Door & Hardware for Door 834
8th Floor Frame, Door & Hardware for Door 835
8th Floor Frame, Door & Hardware for Door 836
8th Floor Frame, Door & Hardware for Door 837
8th Floor Frame, Door & Hardware for Door 838
8th Floor Frame, Door & Hardware for Door 839
8th Floor Frame, Door & Hardware for Door 840
9th floor Frame, Door & Hardware for Door 901
9th floor Frame, Door & Hardware for Door 902
9th floor Frame, Door & Hardware for Door 903
9th floor Frame, Door & Hardware for Door 905 A&B
9th floor Frame, Door & Hardware for Door 906
9th floor Frame, Door & Hardware for Door 910 A&B
9th floor Frame, Door & Hardware for Door 913
9th floor Frame, Door & Hardware for Door 914
9th floor Frame, Door & Hardware for Door 915
9th floor Frame, Door & Hardware for Door 916
9th floor Frame, Door & Hardware for Door 917
9th floor Frame, Door & Hardware for Door 918
9th floor Frame, Door & Hardware for Door 919
9th floor Frame, Door & Hardware for Door 920
9th floor Frame, Door & Hardware for Door 921
9th floor Frame, Door & Hardware for Door 922
9th floor Frame, Door & Hardware for Door 923
9th floor Frame, Door & Hardware for Door 924
9th floor Frame, Door & Hardware for Door 926
9th floor Frame, Door & Hardware for Door 927

13381334.4

9th floor Frame, Door & Hardware for Door 928
9th floor Frame, Door & Hardware for Door 929
9th floor Frame, Door & Hardware for Door 930
9th floor Frame, Door & Hardware for Door 931
9th floor Frame, Door & Hardware for Door 932
9th floor Frame, Door & Hardware for Door 933
9th floor Frame, Door & Hardware for Door 933
9th floor Frame, Door & Hardware for Door 951
10th Floor Frame, Door & Hardware for Door 1001
10th Floor Frame, Door & Hardware for Door 1003 A&B
10th Floor Frame, Door & Hardware for Door 1005 A&B
10th Floor Frame, Door & Hardware for Door 1006
10th Floor Frame, Door & Hardware for Door 1008
10th Floor Frame, Door & Hardware for Door 1009
10th Floor Frame, Door & Hardware for Door 1010
10th Floor Frame, Door & Hardware for Door 1011
10th Floor Frame, Door & Hardware for Door 1013
10th Floor Frame, Door & Hardware for Door 1014
10th Floor Frame, Door & Hardware for Door 1015
10th Floor Frame, Door & Hardware for Door 1016
10th Floor Frame, Door & Hardware for Door 1017
10th Floor Frame, Door & Hardware for Door 1018
10th Floor Frame, Door & Hardware for Door 1019
10th Floor Frame, Door & Hardware for Door 1020
10th Floor Frame, Door & Hardware for Door 1021
10th Floor Frame, Door & Hardware for Door 1022

Partitions & Accessories (corner guards, Fire Extinguishers, projection screens)
10 Fire Extinguishers & Cabinets
1 projection screen & 3 boxes of corner guards

Resource Flooring (Carpet, sheet vinyl, VCT, rubber base)
51 pallets C-4 Interface Carpet Custom Color Fall

Frank Redmond (appliances at breakrooms)
8 microwaves & 8 compact refrigerators

Wilson Electric
135 2x4 Light Fixtures
4 - Ceiling Fans
19 boxes of assorted prefab assemblies
8 - IG receptacles and covers (Will not be used for UPS racks 7 - 10)
48 - L6-20 receptacles and covers (Will not be used for UPS Racks 7 - 10)
4 Connect Tracks from Rooms 130 & 131
12 Floor boxes

IMCOR
30 Supply Grills
91 Return Air Grills
4 Return Air Boots

13381334.4